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CUSIP NO. 460588106               Schedule 13G                    Page 14 of 15
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                                                                      EXHIBIT 1
                                                                      ---------


              JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned  acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of September 21, 2006

                                        AISLING CAPITAL II, LP


                                        By:   Aisling Capital Partners, LP
                                              General Partner


                                        By:   Aisling Capital Partners LLC
                                              Managing Member


                                        By:   /s/ Adele Kittredge Murray
                                              -------------------------------
                                              Name:  Adele Kittredge Murray
                                              Title: Secretary


                                        AISLING CAPITAL PARTNERS, LP


                                        By:   Aisling Capital Partners LLC
                                              Managing Member


                                        By:   /s/ Adele Kittredge Murray
                                              -------------------------------
                                              Name:  Adele Kittredge Murray
                                              Title: Secretary

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CUSIP NO. 460588106               Schedule 13G                    Page 15 of 15
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                                        AISLING CAPITAL PARTNERS LLC


                                        By:   /s/ Adele Kittredge Murray
                                              -------------------------------
                                              Name:  Adele Kittredge Murray
                                              Title: Secretary



                                        /s/ Steve Elms
                                        -------------------------------------
                                        Steve Elms



                                        /s/ Dennis Purcell
                                        -------------------------------------
                                        Dennis Purcell



                                        /s/ Andrew Schiff
                                        -------------------------------------
                                        Andrew Schiff